UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Mercer Bancorp, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Mercer Bancorp, Inc.

1100 Irmscher Blvd

Celina, Ohio 45822

(419) 586-5158

January 22, 2025

Dear Fellow Stockholder:

We cordially invite you to attend the 2025 Annual Meeting of Stockholders of Mercer Bancorp, Inc. The Annual Meeting will be held at the office of Mercer Savings Bank located at 1100 Irmscher Blvd, Celina, Ohio on February 25, 2025, at 1:30 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Mercer Bancorp, Inc. Also enclosed for your review is our Annual Report for the year ended September 30, 2024, which contains information concerning our activities and operating performance. Our directors and officers will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting consists of the election of two directors, the approval of the Mercer Bancorp, Inc. 2025 Equity Incentive Plan, and the ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accounting firm for the year ending September 30, 2025. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Mercer Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend personally. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. Alternatively, you may vote through the Internet. Information and applicable deadlines for voting through the Internet are set forth in the enclosed proxy card instructions. You may revoke your proxy at any time prior to its exercise, and you may attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted via the Internet. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Annual Meeting.

Sincerely,

Barry Parmiter
President and Chief Executive Officer

Mercer Bancorp, Inc.

1100 Irmscher Blvd

Celina, Ohio 45822

(419) 586-5158

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 25, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders of Mercer Bancorp, Inc. will be held at the office of Mercer Savings Bank located at 1100 Irmscher Blvd, Celina, Ohio on February 25, 2025 at 1:30 p.m., local time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors;

2.	the approval of the Mercer Bancorp, Inc. 2025 Equity Incentive Plan;

3.	the ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accounting firm for the year ending September 30, 2025; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 26, 2024 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE THROUGH THE INTERNET AS DIRECTED ON YOUR PROXY CARD. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF MERCER BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED TO TAKE ADDITIONAL STEPS TO PARTICIPATE IN THE ANNUAL MEETING AS DESCRIBED IN THE PROXY STATEMENT. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

Jose W. Faller
Corporate Secretary

Celina, Ohio

January 22, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND MERCER BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED SEPTEMBER 30, 2024 ARE EACH AVAILABLE ON THE INTERNET AT: https://annualgeneralmeetings.com/msbb2025.

PROXY STATEMENT

Mercer Bancorp, Inc.

1100 Irmscher Blvd

Celina, Ohio 45822

(419) 586-5158

ANNUAL MEETING OF STOCKHOLDERS

February 25, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Mercer Bancorp, Inc. (“Mercer Bancorp”) to be used at the Annual Meeting of Stockholders, which will be held at 1100 Irmscher Blvd, Celina, Ohio on February 25, 2025, at 1:30 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 22, 2025.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Mercer Bancorp will be voted in accordance with the directions given thereon. Please vote through the Internet or sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominee for director named herein, “FOR” the approval of the Mercer Bancorp, Inc. 2025 Equity Incentive Plan, and “FOR” the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the year ending September 30, 2025.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Mercer Bancorp at the address shown above, by filing a duly executed proxy bearing a later date, or by attending and voting at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder votes at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Barry Parmiter, President and Chief Executive Officer, at (419) 586-5158.

If you are a stockholder whose shares are not registered under your own name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. Mercer Bancorp has also engaged Alliance Advisors, LLC to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of out-of-pocket fees and expenses not to exceed $3,500.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Mercer Bancorp’s shares of common stock, par value $0.01 per share, as of the close of business on December 26, 2024 are entitled to one vote for each share then held. As of December 26, 2024, there were 1,022,970 outstanding shares of common stock. Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

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Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of December 26, 2024, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 1100 Irmscher Blvd, Celina, Ohio 45822.

	Shares of
	Common Stock		Percent of
	Beneficially		Shares of
	Owned as of the		Common Stock
Persons Owning Greater than 5%	Record Date (1)		Outstanding (2)
Mercer Savings Bank Employee Stock Ownership Plan	81,838		8.0%
1100 Irmscher Blvd
Celina, Ohio 45822

Directors
Michael J. Boley	15,000		1.5%
Jose W. Faller	8,500		*
Kristin M. Fee	4,317	(3)	*
David L. Keiser	15,019	(4)	1.5%
Barry Parmiter	18,371	(5)	1.8%

Executive Officers who are not Directors
Timothy L. Bigham	1,165	(6)	*
Trever A. Bransteter	2,654	(7)	*
Sherman Crum	0		*
Ryan Moorman	839	(8)	*

All directors and officers as a group (9 persons)	65,865		6.4%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Mercer Bancorp common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from December 26, 2024. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Mercer Bancorp common stock.
(2)	Based on a total of 1,022,970 shares of common stock outstanding as of December 26, 2024.
(3)	Includes 4,317 shares of common stock held in a Director Retirement Agreement Trust for the benefit of Ms. Fee.
(4)	Includes 5,319 shares of common stock held in a Director Retirement Agreement Trust for the benefit of Mr. Keiser.
(5)	Includes 17,500 shares of common stock held in an IRA for the benefit of Mr. Parmiter and 871 shares allocated to Mr. Parmiter as a participant in the Mercer Savings Bank Employee Stock Ownership Plan (the “ESOP”).
(6)	Includes 800 shares of common stock held in an IRA for the benefit of Mr. Bigham and 365 shares allocated to Mr. Bigham as a participant in the ESOP.
(7)	Includes 654 shares allocated to Mr. Bransteter as a participant in the ESOP.
(8)	Includes 339 shares allocated to Mr. Moorman as a participant in the ESOP.

Attending the Meeting

All stockholders are invited to attend the Annual Meeting. If you hold your shares in “street name,” you will need proof of ownership from the owner of record to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

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Quorum

The presence at the Annual Meeting or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Votes Required

As to the election of directors, a stockholder may: (i) vote FOR ALL nominees proposed by the Board; (ii) vote to WITHHOLD for ALL nominees; or (iii) vote to WITHHOLD for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

As to the approval of the Mercer Bancorp, Inc. 2025 Equity Incentive Plan, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The approval of this matter shall be determined by a majority of the votes represented at the Annual Meeting and entitled to vote on the matter, without regard to proxies marked ABSTAIN or broker non-votes.

As to the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the year ending September 30, 2025, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the Annual Meeting and entitled to vote on the matter, without regard to proxies marked ABSTAIN or broker non-votes.

Effect of Not Casting Your Vote

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares in the election of directors and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of the independent registered public accounting firm. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

Participants in the Mercer Savings Bank Employee Stock Ownership Plan

If you participate in the Mercer Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning your ESOP Vote Authorization Form is Tuesday, February 18, 2025 at 11:59 p.m., Eastern time.

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PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of five members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors have been elected and qualified. The Nominating and Governance Committee of the Board of Directors has nominated Michael J. Boley and Kristin M. Fee for election at the Annual Meeting, to serve for a three-year period and until their respective successors have been elected and qualified. Each nominee is currently a director of Mercer Bancorp and Mercer Savings Bank.

The Board of Directors recommends a vote “FOR” the election of the nominees.

The following sets forth certain information regarding the nominees and the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. There are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected.

	Position(s) Held With		Director	Current Term
Name	Mercer Bancorp	Age(1)	Since(2)	Expires
	NOMINEES
Michael J. Boley	Director	58	2022	2025
Kristin M. Fee	Vice Chair	50	2013	2025
	CONTINUING DIRECTORS
David L. Keiser	Chairman	68	2014	2026
Barry Parmiter	Director, President and Chief Executive Officer	54	2022	2026
Jose W. Faller	Director	47	2018	2027
	EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Trever A. Bransteter	Senior Vice President of Mortgage Lending	43	N/A	N/A
Timothy L. Bigham	Senior Vice President of Operations	59	N/A	N/A
Sherman Crum	Controller	57	N/A	N/A
Ryan Moorman	Senior Vice President of Indirect Lending	49	N/A	N/A

(1)	As of December 26, 2024.
(2)	Includes service as a director of Mercer Savings Bank.

The Business Background of Our Directors and Executive Officers

The business experience for the past five years of each of our nominees, continuing directors and executive officers is set forth below. With respect to nominees and continuing directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Mercer Savings Bank. Unless otherwise indicated, directors and executive officers have held their positions as directors and executive officers of Mercer Bancorp or Mercer Savings Bank for the past five years.

Nominee and Continuing Directors

Michael J. Boley is the President and Chief Executive Officer of Wabash Mutual Telephone Company, a customer-owned broadband communications company headquartered in Celina, Ohio, and its subsidiary, Wabash Communications, Inc., which offers a wireless broadband network in Mercer County and surrounding areas. Mr. Boley joined Wabash Mutual Telephone Company as Accountant in 1987, was appointed General Manager in 1997, and was ultimately promoted to President and Chief Executive Officer in 2007. Mr. Boley also serves as a trustee of the Ohio Rural Broadband Association and is a member of the board of directors of Com Net Inc. and Independents Fiber Network. Mr. Boley’s extensive business and community network and insight into the local economic environment are valuable assets to the board of directors.

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Jose W. Faller is the Director of Human Resources and Technology at Cooper Farms, a farm and food company based in northwest Ohio. Mr. Faller joined Cooper Farms in 2002. Previously, he worked as a network administrator for the U.S. Army. Mr. Faller also served as a member of the Fort Recovery Local Schools Board of Education from 2012 to 2019. Mr. Faller is a graduate of the University of Dayton with a bachelor’s degree in exercise science and holds an MBA from Wright State University. Mr. Faller brings valuable management experience and unique information technology expertise to the board of directors.

Kristin M. Fee is the Vice Chair of the board of directors of Mercer Savings Bank. Ms. Fee has been the owner of Tribute Funeral Homes since 2007, with locations in Greenville, New Madison and Fort Recovery, Ohio. She has also served as Executive Director of EUM Church in Greenville, Ohio since 2010. Ms. Fee is a graduate of the University of Dayton and the World Harvest Bible College. Ms. Fee’s experience in marketing, operations and human resources and community connections are a valuable asset to the board of directors.

David L. Keiser serves as Chairman of the board of directors of Mercer Savings Bank, a position he has held since 2021. He is an owner and the President of Littman Thomas Insurance Agency, Inc., which serves Darke County, Ohio and surrounding areas, which he joined as owner and partner in 1989. He previously served as a member of the board of directors of several non-profit organizations, including Boys & Girls Club, Darke County Chamber Ambassador, Darke County United Way and Darke County Economic Development. Mr. Keiser’s extensive business and community network and insight into the local economic environment are valuable assets to the board of directors.

Barry Parmiter has served as President and Chief Executive Officer of Mercer Savings Bank since February 2022. Previously, he served as the President and Chief Executive Officer of Community Savings, Caldwell, Ohio, from 1998 to February 2022. Mr. Parmiter is a graduate of Ohio University with a Bachelor of Business Administration with a focus on accounting and holds an MBA from The University of Findlay. Mr. Parmiter provides the board with a perspective on the day-to-day operations of Mercer Savings Bank and assists the board in assessing the trends and developments in the financial institutions industry on a local and national basis. Additionally, Mr. Parmiter has business relationships and community ties that support our business generation.

Executive Officers Who Are Not Directors

Trever A. Bransteter became the Senior Vice President of Mortgage Lending of Mercer Savings Bank in March 2023. He joined Mercer Savings Bank as a loan officer in 2014. Mr. Bransteter attended The Ohio State University, majoring in Business and Marketing.

Timothy L. Bigham became the Senior Vice President of Operations of Mercer Savings Bank in January 2021. Previously, he served as Mercer Savings Bank’s Vice President of Operations from 2014 through 2020 and as Assistant Vice President from June 1994 through 2013. Prior to joining Mercer Savings Bank, Mr. Bigham was a Branch Manager at American Budget Company. Mr. Bigham attended Edison State Community College and The Ohio State University Fisher College of Business program for financial executives. He is currently a member of the board of trustees of the Celina-Mercer County Chamber of Commerce, where he has served since 2014. He formerly served as a president, trustee or board member of numerous local community organizations, including the St. Mary’s Area Chamber of Commerce, Auglaize County Historical Society, and the Auglaize/Mercer Family YMCA.

Sherman Crum became the Controller of Mercer Savings Bank in July 2024. Mr. Crum, age 57, previously served as Controller at Community Savings in Caldwell, Ohio, from August 2005 to July 2024, and Controller at Gasel Transportation from August 1994 to August 2005.  Mr. Crum holds a B.A. from Malone College and is a graduate of the Barret School of Banking.

Ryan Moorman became the Senior Vice President of Indirect Lending of Mercer Savings Bank in July 2022. He has over five years’ experience in indirect automobile lending, having led the development of an automobile dealership network at Community Savings, where he served as a dealer representative from October 2017 until February 2022. Mr. Moorman attended The Ohio State University.

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Board Independence

The Board of Directors of Mercer Bancorp has determined that each of our directors, with the exception of President and Chief Executive Officer Barry Parmiter, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Parmiter is not independent because he is one of our executive officers. In evaluating the independence of our independent directors, the Board considered transactions and other relationships between Mercer Bancorp or Mercer Savings Bank and our independent directors that are not required to be reported in this proxy statement under “—Transactions With Certain Related Persons,” including communications services provided to Mercer Savings Bank by Wabash Mutual Telephone, where Mr. Boley serves as president.

Board Leadership Structure and Risk Oversight

The Board of Directors currently separates the positions of Chairman of the Board and Chief Executive Officer. Our Board of Directors is chaired by David L. Keiser, who is an independent director. This ensures a greater role for the independent directors in the oversight of Mercer Bancorp and Mercer Savings Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. We believe that our leadership structure, in which the roles of Chairman and Chief Executive Officer are separate, together with experienced and engaged independent directors and independent key committees, will be effective and is the optimal structure for Mercer Bancorp and its stockholders at this time.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority independent Board of Directors;

•	periodic meetings of the independent directors; and

•	an annual performance evaluation of the President and Chief Executive Officer by the Compensation Committee.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Mercer Bancorp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Mercer Bancorp. Risks relating to the direct operations of Mercer Savings Bank are further overseen by the Board of Directors of Mercer Savings Bank, all of whom are the same individuals who serve on the Board of Directors of Mercer Bancorp. The Board of Directors of Mercer Savings Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Mercer Bancorp and Mercer Savings Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our common stock is registered with the SEC pursuant to Section 12(g) of the Exchange Act. Our executive officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis.

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Based solely on our review of ownership reports filed and written representations from reporting persons, we believe that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file an ownership report on a timely basis, except that Mr. Crum filed a late Form 3.

Code of Ethics for Senior Officers

Mercer Bancorp has adopted a Code of Ethics that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available at the Corporate Information page on our website at mercersavings.com/investor-relations/. Amendments to, and waivers from, the Code of Ethics will also be disclosed on our website.

Policy Regarding Insider Trading

Mercer Bancorp has adopted a Policy Regarding Insider Trading, which is filed as an exhibit to our Annual Report on Form 10-K, that governs the purchase, sale, and other dispositions of Mercer Bancorp securities by directors, officers and employees and that is designed to promote compliance with insider trading laws, rules and regulations.

Anti-Hedging Policy

Mercer Bancorp has adopted a policy that prohibits directors and officers of Mercer Bancorp or any of its subsidiaries, and their related persons, from purchasing or selling, or offering to purchase or offering to sell, derivative securities relating to Mercer Bancorp’s common stock, whether or not issued by Mercer Bancorp, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Mercer Bancorp’s common stock. In addition, directors and officers are generally prohibited from engaging in short sales of Mercer Bancorp Stock, buying or sells “puts” and “calls,” pledging Mercer Bancorp stock as collateral for any loan or holding Mercer Bancorp stock in a margin account. The Board of Directors may approve an exception to this policy for a pledge of Mercer Bancorp stock as collateral for a loan from a third party (not including margin debt) where the borrower clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Attendance at Annual Meetings of Stockholders

Mercer Bancorp does not have a written policy regarding director attendance at Annual Meetings of Stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All directors attended the 2024 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Mercer Bancorp, Inc., 1100 Irmscher Blvd, Celina, Ohio 45822, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Mercer Bancorp or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Meetings and Committees of the Board of Directors

The business of Mercer Bancorp is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Mercer Bancorp are the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.

The Board of Directors of Mercer Bancorp and Mercer Savings Bank held 12 regular meetings and 1 special meeting during the year ended September 30, 2024. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he/she has been a director); and (ii) the total number of meetings held by all committees on which he/she served (during the periods that he/she served).

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Audit Committee. The Audit Committee consists of Directors Keiser, Fee and Faller. The Audit Committee meets with our independent registered public accounting firm to review quarterly and annual filings, the results of the annual audit and other related matters. The Audit Committee met four times during the year ended September 30, 2024. Each member of the Audit Committee is “independent” as defined in the listing standards of NASDAQ and Securities and Exchange Commission Rule 10A(m)-3. The Audit Committee does not currently have an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. The Board of Directors believes that the current composition of the Audit Committee is sufficient because each Audit Committee member has the ability to analyze and evaluate Mercer Bancorp’s financial statements as well as an understanding of and ability to fulfill the Audit Committee’s functions. In addition, Directors Keiser and Fee have experience in overseeing and assessing the financial statements of their own businesses.

The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews the reports and findings and other information presented to them by Mercer Bancorp’s officers regarding financial reporting policies and practices. The Audit Committee also reviews the performance of Mercer Bancorp’s independent registered public accounting firm, the internal audit function and oversees policies associated with financial risk assessment and risk management. The Audit Committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at mercersavings.com/investor-relations/.

Compensation Committee. The Compensation Committee is comprised of Directors Keiser, Fee and Boley. The Compensation Committee of Mercer Bancorp met one time during the year ended September 30, 2024.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Mercer Bancorp’s compensation equity and incentive plans, policies and programs, and to oversee Mercer Bancorp’s management development and succession plans for executive officers. Mercer Bancorp’s Chief Executive Officer will not be present during any committee deliberations or voting with respect to his compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee operates under a written charter which is available on our website at mercersavings.com/investor-relations/. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Mercer Bancorp and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee did not engage a compensation advisor in 2024. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

Nominating and Governance Committee. The Nominating and Governance Committee is comprised of Directors Keiser, Fee and Boley. The Nominating and Governance Committee met one time during the year ended September 30, 2024.

The committee seeks Board members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Mercer Savings Bank’s position in its community and can assist Mercer Savings Bank with business development through business and other community contacts. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision, a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. The Nominating and Governance Committee operates under a written charter which is available on our website at mercersavings.com/investor-relations/.

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The committee considers the following criteria in evaluating and selecting candidates for nomination:

•	Contribution to Board – Mercer Bancorp endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the committee will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors.

•	Experience – Mercer Bancorp is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of Mercer Bancorp’s business, the committee will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

•	Familiarity with and Participation in Local Community – Mercer Bancorp is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of Mercer Bancorp’s business, the committee will consider a candidate’s familiarity with Mercer Bancorp’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in Mercer Bancorp’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.

•	Integrity – Due to the nature of the financial services provided by Mercer Bancorp and its subsidiaries, Mercer Bancorp is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the committee will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under Mercer Bancorp’s Bylaws.

•	Stockholder Interests and Dedication – A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of Mercer Bancorp and its stockholders. In connection with such obligation, the committee will consider a candidate’s ability to represent the best long-term interests of Mercer Bancorp and its stockholders, including past service with Mercer Bancorp or Mercer Savings Bank and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.

•	Independence – The committee will consider the absence or presence of material relationships between a candidate and Mercer Bancorp (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the committee will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable listing standards). If Mercer Bancorp should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the committee will consider the candidate’s potential independence under such other standards.

•	Diversity – Mercer Bancorp understands the importance and value of diversity in gender, age, background and ethnicity on the Board of Directors and will consider these attributes when considering highly qualified individuals to include in the pool from which candidates are chosen.

•	Equity Holdings – The committee believes that having a proprietary interest in Mercer Bancorp serves as an incentive to contribute to the success of Mercer Bancorp and to help increase shareholder value. Thus, the committee will consider a candidate’s equity holdings in Mercer Bancorp.

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•	Additional Factors – The committee will also consider any other factors it deems relevant to a candidate’s nomination that are consistent with our policies and strategic plan and the Board of Directors’ goal of promoting the long-term success of Mercer Bancorp and providing value to its stockholders. The committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Mercer Bancorp’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the committee decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended September 30, 2024 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 1100 Irmscher Blvd, Celina, Ohio 45822. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Mercer Bancorp’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on Mercer Bancorp’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Mercer Bancorp’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate and the number of shares of common stock of Mercer Bancorp that are owned by the candidate;

•	The candidate’s written consent to serve as a director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Mercer Bancorp’s Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in Mercer Bancorp’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 60 days prior to the anniversary date of the proxy statement relating to the preceding year’s Annual Meeting of stockholders.

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Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Mercer Bancorp. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended September 30, 2024;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

•	We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2024 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Mercer Bancorp specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

David L. Keiser

Jose W. Faller

Kristin M. Fee

TRANSACTIONS WITH CERTAIN RELATED PERSONS

Federal law generally prohibits publicly traded companies from making loans and extensions of credit to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Mercer Savings Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees.

Mercer Savings Bank makes loans to its employees and directors through an employee loan program pursuant to which loans are made at a reduced rate. Mortgage loans on a personal residence are available at 1.00% above Mercer Savings Bank’s cost of funds, adjusted annually, with the privilege limited to one outstanding loan per individual; consumer loans are available at 2.00% below the interest rate then offered to the public, but can never be less than 1.00% above Mercer Savings Bank’s cost of funds at the time the loan is granted, with the privilege limited to two outstanding loans per individual; and home equity lines of credit are available at the U.S. Prime Rate as published in The Wall Street Journal, adjusted as any changes to the U.S. Prime Rate occur, with the privilege limited to one outstanding loan per individual. The chart below lists our directors and executive officers who participated in the employee loan program during the years ended September 30, 2024 and 2023, and certain information with respect to their loans.

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Name	Type of Loan	Largest Aggregate Balance 10/1/23 to 9/30/24	Principal Balance 9/30/24	Principal Paid 10/1/23 to 9/30/24	Interest Paid 10/1/23 to 9/30/24	Interest Rate
Timothy L. Bigham	Home mortgage	$85,516.92	$82,923.08	$2,593.84	$1,355.08	2.403%
Timothy L. Bigham	Automobile loan	$17,129.48	$12,079.46	$5,050.02	$667.82	4.375%
Trever Bransteter	Home mortgage	$576,235.07	$563,686.52	$12,548.55	$13,335.13	2.980%
Trever Bransteter	Land	$100,000.00	$99,373.99	$626.01	$1,217.74	7.125%
Jose W. Faller	Home mortgage	$154,295.65	$148,840.15	$5,455.50	$2,821.55	2.468%
Jose W. Faller	Home equity line of credit	$0.00	$0.00	$0.00	$0.00	8.000%
Jon Fee (1)	Home mortgage	$337,107.71	$328,732.63	$8,375.08	$5,774.23	2.403%
Kristen M. Fee	Automobile loan	$27,026.12	$18,868.36	$8,157.76	$333.83	1.409%

Name	Type of Loan	Largest Aggregate Balance 10/1/22 to 9/30/23	Principal Balance 9/30/23	Principal Paid 10/1/22 to 9/30/23	Interest Paid 10/1/22 to 9/30/23	Interest Rate
Timothy L. Bigham	Home mortgage	$88,955	$85,768	$3,187	$1,133	1.510%
Timothy L. Bigham	Automobile loan	$22,324	$17,536	$4,788	$882	4.375%
Jose W. Faller	Home mortgage	$161,165	$154,812	$6,353	$2,047	1.426%
Jose W. Faller	Home equity line of credit	$—	$—	$—	$—	8.500%
Jon Fee (1)	Home mortgage	$346,757	$337,890	$8,866	$4,008	1.150%
Kristen M. Fee	Automobile loan	$36,532	$27,763	$8,770	$458	1.409%
David L. Keiser	Home equity line of credit	$—	$—	$—	$—	8.500%
David L. Keiser	Home mortgage	$52,070	$43,053	$9,017	$583	1.544%

(1) Mr. Fee is Director Fee’s husband.

All of our loans to directors and executive officers were made in the ordinary course of business and, except for the discounted rates described above, were made on substantially the same terms, including collateral, as those prevailing at the time for comparable loans with persons not related to Mercer Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at September 30, 2024, and were made in compliance with federal banking regulations.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $120,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before Mercer Bancorp.

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EXECUTIVE COMPENSATION

Summary Compensation Table. The following information is furnished for our principal executive officer and the next two most highly compensated executive officers whose total compensation exceeded $100,000 for the year ended September 30, 2024. These individuals are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus (1)	Non-Equity Incentive Plan Compensation	All Other Compensation (2)	Total
Barry Parmiter	2024	$195,000	$29,250	$—	$17,540	$241,790
President and Chief Executive Officer	2023	189,750	19,300	—	2,100	211,150

Trever A. Bransteter	2024	$87,615	$—	$107,140	$13,178	$207,933
Senior Vice President of Mortgage Lending	2023	82,513	—	69,943	6,098	158,554

Timothy L. Bigham	2024	$80,926	$10,000	$—	$7,348	$98,274
Senior Vice President of Operations	2023	84,878	13,500	—	3,935	102,313

(1) Represents discretionary bonuses for 2024.

(2) For 2024, All Other Compensation consists of the following:

Name	401(k) Profit-Sharing Contribution	ESOP Contribution	Total
Mr. Parmiter	$8,830	$8,710	$17,540
Mr. Bransteter	$6,634	$6,544	$13,178
Mr. Bigham	$3,699	$3,649	$7,348

Employment Agreements. Mercer Savings Bank has entered into employment agreements with Barry Parmiter, our President and Chief Executive Officer and Timothy L. Bigham, our Senior Vice President of Operations. Our continued success depends to a significant degree on the skills and competence of Messrs. Parmiter and Bigham and the employment agreements are intended to ensure that we maintain a stable management base.

Mr. Parmiter’s employment agreement has a term of three years. Commencing as of each January 1, the term of the agreement extends for an additional year (following a performance review of Mr. Parmiter), so that the remaining term will again become three years. The base salary for Mr. Parmiter for 2024 was $195,000. In addition to base salary, the agreement provides for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive and other employees. We may terminate Mr. Parmiter’s employment for cause at any time, in which event he would have no right to receive compensation or other benefits under the employment agreement for any period after his termination of employment.

Certain events resulting in Mr. Parmiter’s termination or resignation entitle him to payments of severance benefits following the termination of his employment. In the event of Mr. Parmiter’s involuntary termination for reasons other than for cause or in the event he resigns during the term of the agreement following (a) the failure to appoint him to the executive position set forth in the agreement or the failure to re-nominate him as a member of the board of directors, (b) a material change in his function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of his position, (c) a relocation of his office by more than 30 miles, (d) a material reduction in the benefits or perquisites paid to him unless the reduction is part of a reduction that is generally applicable to employees of Mercer Savings Bank, (e) a liquidation or dissolution of Mercer Savings Bank or (f) a material breach of the employment agreement by Mercer Savings Bank, then Mr. Parmiter would become entitled to a lump sum cash severance payment equal to the base salary and bonuses he would have earned for the remaining unexpired term of the employment agreement. In addition, Mr. Parmiter would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if the coverage is not permitted by applicable law or if providing the benefits would subject Mercer Savings Bank to penalties, he would receive a cash lump sum payment equal to the value of the benefits.

In the event of a change in control of Mercer Savings Bank or Mercer Bancorp followed by Mr. Parmiter’s involuntary termination other than for cause or upon his resignation for one of the reasons set forth above, he would become entitled to a lump sum cash severance payment equal to three times his “base amount,” as that term is defined for purposes of Internal Revenue Code Section 280G (i.e., the average annual taxable income paid to him for the five taxable years preceding the taxable year in which the change in control occurs). In addition, Mr. Parmiter would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for twenty-four (24) months following his termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject Mercer Savings Bank to penalties, he would receive a cash lump sum payment equal to the value of the benefits.

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Under the employment agreement, if Mr. Parmiter becomes disabled as set forth in the employment agreement, he will receive benefits under any short-term or long-term disability plans maintained by Mercer Savings Bank.

Under the employment agreement, if Mr. Parmiter retires following his attainment of age 65, he will receive benefits under any applicable retirement or other plans maintained by Mercer Savings Bank.

In the event of Mr. Parmiter’s death, his estate or beneficiaries will be paid his base salary through the end of the month in which his death occurs and his dependents will be entitled to continued non-taxable medical, dental and other insurance for one year following his death.

Upon termination of Mr. Parmiter’s employment (other than following a change in control), he will be subject to certain restrictions on his ability to compete or to solicit business or employees of Mercer Savings Bank for a period of one year following his termination of employment.

Mercer Savings Bank has also entered into an employment agreement with Timothy L. Bigham.

The employment agreement has a term of one year and renews each January 1 unless Mr. Bigham or Mercer Savings Bank provides notice of non-renewal to the other. The base salary for Mr. Bigham for 2024 was $81,640. In addition to base salary, the agreement provides for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive and other employees. We may terminate Mr. Bigham’s employment for cause at any time, in which event he would have no right to receive compensation or other benefits under the employment agreement for any period after his termination of employment.

Certain events resulting in Mr. Bigham’s termination or resignation entitle him to payments of severance benefits following the termination of his employment. In the event of Mr. Bigham’s involuntary termination for reasons other than for cause or in the event he resigns during the term of the agreement following (a) a material diminution of his base compensation, (b) a material change in his authority, duties or responsibilities, (c) a material relocation of his office, (d) a material diminution in the budget over which he retains authority or (e) a material breach of the employment agreement by Mercer Savings Bank, then Mr. Bigham would become entitled to a lump sum cash severance payment equal to the 50% of the annual salary he would have earned for the remaining unexpired term of the employment agreement. In addition, if Mr. Bigham elects coverage under COBRA, he would become entitled, at no expense to him, to the continuation of health, life and disability insurance until the earlier of he and his spouse attaining age 65 or until he become a full-time employee with another employer.

In the event of Mr. Bigham’s involuntary termination for reasons other than for cause within six months prior to or one year following a change in control or in the event he resigns for one of the reasons set forth above within one year following a change in control, he would become entitled to a lump sum cash severance payment equal to 50% of his base salary and highest annual bonus for the five year preceding his termination of employment. In addition, Mr. Bigham would become entitled, at no expense to him, to reimbursement of 50% of the premiums due for coverage under COBRA should he elect such coverage, as well as 50% of the premiums for life and disability insurance for 18 months.

Under the employment agreement, if Mr. Bigham becomes disabled as set forth in the employment agreement, he will receive benefits under any short-term or long-term disability plans maintained by Mercer Savings Bank.

In the event of Mr. Bigham’s death, his estate or beneficiaries will be paid his base salary through the end of the month in which his death occurs.

Upon termination of Mr. Bigham’s employment, he will be subject to certain restrictions on his ability to compete or to solicit business or employees of Mercer Savings Bank for a period of one year following his termination of employment.

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Director Compensation

The following table sets forth for the year ended September 30, 2024 certain information as to the total remuneration we paid to our non-employee directors.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Michael J. Boley	$19,200	—	$19,200
Jose W. Faller	19,200	—	19,200
Kristin M. Fee	16,800	—	16,800
David L. Keiser	21,600	—	21,600
Richard A. Mosier (1)	5,600	—	5,600

(1)	Mr. Mosier retired from the Board of Directors effective January 16, 2024.

Director Fees. Directors of Mercer Savings Bank receive a monthly fee of $1,600 for directors not participating in a Director Retirement Agreement or $1,400 for directors who participate in a Director Retirement Agreement. The Chairman, or the Vice Chair in the absence of the Chairman, receives an additional fee of $400 per month. Employees who serve on the board of directors do not receive director fees. No additional fees are paid for attending meetings of the Board of Directors or of its committees.

Each individual who serves as a director of Mercer Savings Bank also serves as a director of Mercer Bancorp. Currently, each director will receive director fees only in their capacity as a director of Mercer Savings Bank.

Director Retirement Agreements. Mercer Savings Bank has entered into Director Retirement Agreements with Mr. Mosier, who retired from the Board on January 16, 2024, and Mr. Keiser and Ms. Fee. Under the Director Retirement Agreement with Mr. Mosier, Mr. Mosier is entitled to a normal retirement benefit based on a schedule attached to the agreements. The annual normal retirement benefit for Mr. Mosier equals $18,736. In connection with its mutual-to-stock conversion, Mercer Savings Bank amended the Director Retirement Agreements with Mr. Keiser and Ms. Fee to convert the agreements to a defined contribution form of benefit with the initial account balance equal to the accrual balance of the directors’ then current benefit. Each year, Mercer Savings Bank will contribute an additional amount to the agreements on behalf of Mr. Keiser and Ms. Fee with the intent that the account balance will equal what was the anticipated accrual balance prior to the amendment (i.e., so that the directors will receive the same benefit equivalent after the amendment to the agreements prior to any adjustment for earnings on the account balances). The amendments were intended to allow Mr. Keiser and Ms. Fee to invest their account balance in the stock of Mercer Bancorp by making a one-time election to use the account balance to subscribe for shares in the offering.

The normal retirement age for Messrs. Mosier and Keiser is 70 and 72, respectively, and the normal retirement age for Ms. Fee is 71. The directors vest in their benefits under the Director Retirement Agreements at the rate of 33% after six years of service, 66% after ten years of service and 100% after 18 years of service. The normal retirement benefit is paid monthly for ten years. Directors become 100% vested in their normal retirement benefit upon becoming disabled and receive the benefit in the same form as the normal retirement benefit but commencing on the first day of the month following their disability.

If the director separates from service prior to their normal retirement age, they become entitled to a lump sum payment equal to the amount set forth on a schedule to the agreements within 60 days following their separation from service. If the director separates from service within 24 months of a change in control, the director will fully vest in the normal retirement benefit and receive the benefit in a lump sum within 60 days following their separation from service. If a director dies while in service, the director’s beneficiary will receive 100% of the normal retirement benefit, paid monthly for ten years. If the director dies while in pay-status under the agreements, the director’s beneficiary will receive the same benefits the director would have received had the director survived.

PROPOSAL II—APPROVAL OF THE MERCER BANCORP, INC.

2025 EQUITY INCENTIVE PLAN

Overview

Mercer Bancorp’s Board of Directors has unanimously approved and unanimously recommends that stockholders approve the Mercer Bancorp, Inc. 2025 Equity Incentive Plan (the “2025 Equity Plan” or the “Plan”). The 2025 Equity Plan will become effective on February 25, 2025 (the “Plan Effective Date”) if stockholders approve the Plan on that date. No awards have been made under the 2025 Equity Plan. However, initial awards to our non-employee directors are set forth in the Plan document and will be self-executing on the day following the approval of the Plan by stockholders.

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No awards may be granted under the 2025 Equity Plan after the day immediately before the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2025 Equity Plan at that time will continue to be governed by the 2025 Equity Plan and the award agreements under which they were granted.

Best Practices

The 2025 Equity Plan reflects the following equity compensation plan best practices:

⮚	The Plan limits the maximum number of shares that may be issued to any one employee or one non-employee director, respectively, and to all non-employee directors as a group. For these purposes, we have generally adopted the limits set forth under the mutual-to stock conversion regulations for equity plans adopted no earlier than six months and no later than one year after a conversion stock offering, even though the 2025 Equity Plan, which is being submitted to our stockholders more than one year after our mutual-to-stock conversion offering, is not otherwise subject to these limits;

⮚	The Plan provides for a minimum vesting requirement of one year for all equity-based awards, except that up to 5% of the awards may be issued (or accelerated) pursuant to awards that do not meet this requirement, and any award may provide for accelerated vesting for death, disability or an involuntary termination without cause or resignation for good reason in connection with a change in control;

⮚	Under the Plan, performance goals may be established by the Compensation Committee (the “Committee”) in connection with the grant of any award;

⮚	The Plan prohibits grants of stock options with a below-market exercise price;

⮚	The Plan prohibits repricing of stock options and cash buyout of underwater stock options without prior stockholder approval;

⮚	The Plan does not provide for accelerated vesting upon retirement;

⮚	The Plan prohibits the payment of dividends on restricted stock or dividend equivalent rights on restricted stock units (“RSUs”) until the vesting or settlement date of the underlying award and does not permit the payment of dividend equivalent rights on stock options;

⮚	The Plan does not contain a liberal “change in control” definition;

⮚	The Plan does not permit liberal share recycling. Shares withheld to satisfy tax withholding or to pay the exercise price of a stock option will not be available for future grants;

⮚	The Plan requires “double trigger” vesting of awards upon a change in control, requiring both a change in control plus an involuntary termination or a resignation for “good reason,” except to extent an acquiror fails or refuses to assume the awards or replace them with awards issued by the acquiror; and

⮚	Awards under the Plan are subject to Mercer Bancorp’s clawback policies, as they may be amended from time to time, including clawback under Section 954 of the Dodd-Frank Act, as well as Mercer Bancorp’s trading policy restrictions and hedging/pledging policy restrictions.

⮚	The full text of the 2025 Equity Plan is attached as Appendix A to this proxy statement, and the description of the 2025 Equity Plan is qualified in its entirety by reference to Appendix A.

Why Mercer Bancorp Believes You Should Vote to Approve the 2025 Equity Plan

Our Board of Directors believes that equity-based incentive awards will play a key role in the success of Mercer Bancorp by encouraging and enabling employees, officers and non-employee directors of Mercer Bancorp and Mercer Savings Bank, upon whose judgment, initiative and efforts Mercer Bancorp has depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in Mercer Bancorp, thereby stimulating their efforts on behalf of Mercer Bancorp and strengthening their desire to remain with Mercer Bancorp. The details of the key design elements of the 2025 Equity Plan are set forth in the section entitled “Plan Summary,” below.

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We view the ability to use Mercer Bancorp common stock as part of our compensation program as an important component to our future success because we believe it will enhance a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity-based compensation will further align the compensation interests of our employees and directors with the investment interests of our stockholders as it promotes a focus on long-term value creation through time-based and/or performance-based vesting criteria.

If the 2025 Equity Plan is not approved by stockholders, Mercer Bancorp will have to rely on the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of Mercer Bancorp’s stockholders. In addition, if the 2025 Equity Plan is not approved and Mercer Bancorp is not able to use stock-based awards to recruit and compensate its directors, officers and other key employees, it could be at a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities. The inability to provide equity-based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in Mercer Bancorp’s business or returned to Mercer Bancorp’s stockholders.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace. If the 2025 Equity Plan is not approved, we will be at a significant disadvantage as compared to our competitors to attract and retain our executives as well as directors and, as noted above, this could impede our ability to achieve our growth plans and other strategic priorities.

Equity Based Incentive Plans are Routinely Adopted by Financial Institutions Following Conversions. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based compensation plans to attract, retain and reward qualified personnel and management.

Our Share Reserve is Generally Consistent with Banking Regulations and Industry Standards Disclosed in Connection with our Stock Offering. The number of restricted stock awards (including RSUs) and stock options that we may grant under the 2025 Equity Plan, measured as a percentage of total outstanding shares sold in the mutual-to-stock conversion and contributed to the charitable foundation, is consistent with that which was disclosed in connection with our stock offering in the offering prospectus. The share pool under the 2025 Equity Plan represents 14% of the 1,022,790 shares of Mercer Bancorp common stock sold in the mutual-to-stock conversion and contributed to the charitable foundation, of which a number equal to 4% of the shares sold in the stock offering (“4% Limit”) will be available to grant as awards of restricted stock and/or RSUs (collectively, or separately, sometimes referred to herein as “full value awards”) and a number equal to 10% of shares sold in the stock offering (“10% Limit”) is comprised of stock options (the “stock option award pool”). This share reserve size, including the limits on award types described above, is also consistent with the amounts permitted under federal banking regulations for equity plans adopted within the first year following a mutual-to-stock conversion. Although we are not bound by these regulatory limits because we are implementing our plan more than one year following the completion of our mutual-to-stock conversion, we have generally determined to maintain the size of the share reserve at that limit, subject to the following important exception.

Determination of Shares Available under the 2025 Equity Plan

Mercer Bancorp is requesting approval of a pool of shares of its common stock (referred to in this proxy statement as the “share reserve” or “share pool”) for awards under the 2025 Equity Plan, subject to adjustment as described in the 2025 Equity Plan. The shares of common stock to be issued by Mercer Bancorp under the 2025 Equity Plan will be currently authorized but unissued shares or shares that may subsequently be acquired by Mercer Bancorp, including shares that may be purchased on the open market or in private transactions.

In determining the size of the share pool under the 2025 Equity Plan, Mercer Bancorp considered a number of factors, including: (i) industry practices related to the adoption of equity-based incentive plans by recently converted institutions; (ii) applicable banking regulations related to the adoption of equity-based incentive plans; and (iii) guidelines issued by proxy advisory firms with respect to equity incentive plans, including the potential cost and dilution to stockholders associated with the share pool.

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Mercer Bancorp disclosed to stockholders in its prospectus for its mutual-to-stock conversion that it expected to adopt an equity incentive plan that, if adopted within the first year following the mutual-to-stock conversion, would include restricted stock awards and stock options equal to 4% and 10%, respectively, of the total shares issued in connection with the offering and contributed to the charitable foundation. Based on these percentages and the 1,022,970 shares sold in the offering and contributed to the charitable foundation, the total amount of shares available for issuance under the equity incentive plan is 143,215. As noted, this is the same number of shares we would be permitted to issue under applicable conversion regulations if our equity plan had been implemented within the one-year period following our mutual-to-stock conversion. Even though we are implementing the 2025 Equity Plan more than one year after our offering, we have determined to maintain the size of the 2025 Equity Plan at the amount disclosed in our offering prospectus.

Application of Share Pool. Mercer Bancorp has determined that of the shares available under the Plan, 40,918 shares may be issued as restricted stock or restricted stock units, including performance shares and performance share units (representing the 4% Limit described above) and 102,297 shares may be issued upon the exercise of stock options (representing the 10% Limit described above).

Current Stock Price. The closing price of Mercer Bancorp common stock on the OTCQB on December 31, 2024 (the latest practicable date before the printing of this proxy statement), was $14.00 per share.

Plan Summary

The following summary of the material terms of the 2025 Equity Plan is qualified in its entirety by reference to the full text of the 2025 Equity Plan, which is attached as Appendix A to this proxy statement.

Purpose of the 2025 Equity Plan. The purpose of the 2025 Equity Plan is to promote the long-term financial success of Mercer Bancorp and Mercer Savings Bank by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of Mercer Bancorp stockholders through the ownership of shares of common stock of Mercer Bancorp and/or through compensation tied to the value of Mercer Bancorp’s common stock.

Administration of the 2025 Equity Plan. The 2025 Equity Plan will be administered by the Compensation Committee consisting of at least two “Independent Board Members” which includes directors who, with respect to Mercer Bancorp or any subsidiary: (i) are not current employees; (ii) are not former employees who continue to receive compensation (other than through a tax-qualified plan); (iii) are not officers at any time in the past three years; (iv) do not receive compensation for which disclosure would be required pursuant to Item 404 of Regulation S-K in accordance with the proxy solicitation rules of the Securities and Exchange Commission; and (v) do not possess an interest in any other transaction and or engaged in a business relationship for which disclosure would be required under Item 404(a) of Regulation S-K. To the extent permitted by law, the Committee may also delegate its authority, including its authority to grant awards, to one or more persons who are not members of Mercer Bancorp’s Board of Directors, except that no such delegation will be permitted with respect to awards to officers who are subject to Section 16 of the Exchange Act. The Committee’s authority includes determining individuals who will receive awards and the time they will receive awards, determining the types and number of awards, establishing the terms, conditions, features, performance criteria, restrictions and other provisions of awards. The Committee may also cancel or suspend awards and reduce, eliminate or accelerate any restrictions applicable to an award at any time after the grant of the award, or to extend the period to exercise a stock option, provided that the extension is consistent with Code Section 409A.  Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement contained in the 2025 Equity Plan, except in the event of a change in control and in the event of termination due to death or disability.

Eligible Participants. Employees, service providers and non-employee members of the Boards of Directors of Mercer Bancorp and Mercer Savings Bank will be eligible for selection by the Committee for the grant of awards under the 2025 Equity Plan. As of December 31, 2024, approximately 32 employees of Mercer Bancorp and its subsidiaries and four non-employee members of Mercer Bancorp’s Board of Directors would be eligible for awards under the 2025 Equity Plan. The number of service providers eligible for selection by the Committee for the grant of awards under the 2025 Equity Plan is currently indeterminable.

Types of Awards. The 2025 Equity Plan provides for the grant of restricted stock, RSUs, non-qualified stock options (also referred to as “NQSOs”), and incentive stock options (also referred to as “ISOs”), any or all of which can be granted with performance-based vesting conditions. ISOs may be granted only to employees of Mercer Bancorp and its subsidiaries and affiliates.

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Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. Restricted stock awards under the 2025 Equity Plan will be granted only in whole shares of common stock and will be subject to vesting conditions and other restrictions established by the Committee consistent with the 2025 Equity Plan. Prior to the awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award. Cash dividends declared on unvested restricted stock awards will be withheld by Mercer Bancorp and distributed to a participant at the same time that the underlying restricted stock vests to the participant. Stock dividends on shares of restricted stock will be subject to the same vesting conditions as those applicable to the restricted stock on which the dividends were paid.

Restricted stock units are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. A participant who receives an RSU award will not possess voting rights but may accrue dividend equivalent rights to the extent provided in the award agreement evidencing the award. If dividend equivalent rights are granted with respect to an RSU award, the dividend equivalent rights will be withheld by Mercer Bancorp and will not be distributed before the underlying RSU settles. At the time of settlement, restricted stock units can be settled in Mercer Bancorp common stock or in cash, at the discretion of the Committee. The same limitation on the number of shares that are available to be granted as restricted stock awards available under the 2025 Equity Plan, referred to above as the 4% Limit, also applies to RSUs.

The Committee will specify the terms applicable to a restricted stock award or an RSU award in the award agreement including the number of shares of restricted stock or number of RSUs, as well as any restrictions applicable to the restricted stock or RSU such as continued service or achievement of performance goals, the length of the restriction period and the circumstances under which the vesting of such award will accelerate.

Stock Options. A stock option gives the recipient the right to purchase shares of common stock at a specified price (the “exercise price”) for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2025 Equity Plan means, if the common stock of Mercer Bancorp is listed on a securities exchange, national market system or automated quotation system, the closing sales price of the common stock on that date, or, if the common stock was not traded on that date, then the closing price of the common stock on the immediately preceding trading date. If the common stock is not traded on a securities exchange, national market system or automated quotation system, the Committee will determine the Fair Market Value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code of 1986, as amended (“Code”). Under the Plan, no stock option can be exercised more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to an employee who is a shareholder holding more than 10% of Mercer Bancorp’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. Stock option awards will be subject to vesting conditions and restrictions as determined by the Committee and set forth in the applicable award agreement.

Grants of stock options under the 2025 Equity Plan will be either ISOs or NQSOs. ISOs have certain tax advantages and must comply with the requirements of Code Section 422. Only employees will be eligible to receive ISOs. One of the requirements to receive favorable tax treatment available to ISOs under the Code is that the 2025 Equity Plan must specify, and Mercer Bancorp stockholders must approve, the number of shares available to be issued as ISOs. As a result, to provide flexibility to the Committee, the 2025 Equity Plan provides that all the stock options may be issued as ISOs. ISOs cannot be granted under the 2025 Equity Plan after November 19, 2034. Dividend equivalents rights will not be paid with respect to awards of stock options.

Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing.

Performance Awards. The Committee will specify the terms of any performance awards issued under the 2025 Equity Plan in the accompanying award agreements. Any award granted under the plan, including stock options, restricted stock (referred to herein as a “performance share”) and restricted stock units (referred to herein as a “performance share unit”) may be granted subject to the satisfaction of performance conditions determined by the Committee. A performance share or performance share unit will have an initial value equal to the fair market value of a share on the date of grant. In addition to any non-performance terms applicable to the performance share or performance share unit, the Committee will set one or more performance goals which, depending on the extent to which they are met, will generally determine the number of performance shares or performance share units that will vest in the participant (unless subject to further time-based vesting conditions). The Committee may provide for payment of earned performance share units in cash, shares of Mercer Bancorp’s common stock, or a combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance share unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or involuntary termination in connection with or following a change in control, shorten or terminate the restriction period.

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Performance Measures. A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific subsidiary or business unit of Mercer Bancorp, and may be measured relative to a peer group, an index or business plan and based on absolute measures or changes in measures. An award may provide that partial achievement of performance measures results in partial payment or vesting of an award. Achievement of the performance measures may be measured over more than one period or fiscal year. In establishing performance measures applicable to a performance-based award, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on Mercer Bancorp’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Moreover, if the Committee determines that a change in the business, operations, corporate structure or capital structure of Mercer Bancorp or the manner in which Mercer Bancorp or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate.

The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period. Notwithstanding anything to the contrary in the Plan, performance measures relating to any award granted under the Plan will be modified, to the extent applicable, to reflect a change in the outstanding shares of stock of Mercer Bancorp by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of Mercer Bancorp into another corporation, any separation of a corporation or any partial or complete liquidation by Mercer Bancorp or a subsidiary.

Individual Limits. The Board of Directors has chosen to adopt the overall limitations set forth in federal regulations for individual and aggregate awards to employees and non-employee directors under equity plans adopted within the first year after a mutual-to-stock conversion. The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award, subject to the limits set forth herein. Subject to adjustment as described in the 2025 Equity Plan:

⮚	Employee Limits. Any individual employee may not receive shares issued under any award exceeding 25% of the aggregate shares available under the 2025 Equity Plan.

⮚	Non-Employee Director Limits. The maximum number of shares of Mercer Bancorp common stock that may be granted over the life of the plan to any one non-employee director shall not exceed 5% of the aggregate shares available under the 2025 Equity Plan. In addition, the maximum number of shares that may be issued, in the aggregate, to all non-employee directors under awards granted under the 2025 Equity Plan shall not exceed 30% of the aggregate shares available under the Plan.

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Non-Employee Director Grants. Subject to approval of the 2025 Equity Plan, each non-employee director of Mercer Bancorp will receive a grant of shares of restricted stock and stock options as set forth in the tables below. If the 2025 Equity Plan is approved, these grants will be self-executing and will be deemed to be granted on the day following the approval of the 2025 Equity Plan by Mercer Bancorp’s stockholders.

Restricted Stock Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
Michael J. Boley	28,630	2,045
Jose W. Faller	28,630	2,045
Kristin M. Fee	28,630	2,045
David Keiser	28,630	2,045

Non-Employee Directors as a Group (4 persons)	114,520	8,180

(1)	Amounts are based on the fair market value of Mercer Bancorp common stock on December 31, 2024 (the latest practicable date before the printing of this proxy statement) of $14.00 per share. The actual value of the awards will depend upon the fair market value of Mercer Bancorp common stock on the date of grant.

Stock Option Awards
Name of Non-Employee Director	Number of Awards (1)
Michael J. Boley	5,114
Jose W. Faller	5,114
Kristin M. Fee	5,114
David L. Keiser	5,114

Non-Employee Directors as a Group (4 persons)	20,456

(1)	The actual value of the stock option awards is not determinable since their value will depend upon the fair market value of Mercer Bancorp common stock on the date the stock option is exercised.

The Committee determined to grant these one-time awards in this amount, in part, in recognition of the significant efforts and dedication of each such director, including in connection with Mercer Bancorp’s mutual-to-stock conversion. Although the grants are, in part, in recognition of past service, the initial awards to directors will vest in equal annual installments over a period of five years from the date of grant, subject to the directors continued service to Mercer Bancorp during that time, and subject to acceleration due to death, disability, involuntary termination of service in connection with a change in control. Pending vesting, voting rights may be exercised with respect to the shares of Common Stock subject to the restricted stock awards, and cash dividends declared on unvested restricted stock awards will be held by Mercer Bancorp and distributed to the recipient at the same time that the underlying restricted stock vests. Options may be exercised over the ten-year period following the date of grant, and the exercise price for the option awards will be the closing sales price of the Common Stock as quoted on the OTCQB as of the grant date, which will be the day after stockholder approval.

Employee Grants. At the present time, no specific determination has been made as to the grant or allocation of awards to officers and employees. However, the Committee intends to grant equity awards to senior executives and will meet promptly after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to officers and employees.

Certain Restrictions with Respect to Awards. No dividend equivalent rights will be granted or paid with respect to any stock option. Additionally, no dividends or dividend equivalent rights will be paid on unvested restricted stock or RSU awards contemporaneously with dividends paid on shares of Mercer Bancorp’s common stock. Instead, any dividends (or dividend equivalent rights, to the extent granted), with respect to an unvested restricted stock or RSU award will be accumulated (or deemed reinvested, as to an RSU award) until such time as the underlying award becomes vested (including, where applicable, upon the achievement of performance goals).

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The Committee will establish the vesting schedule or market or performance conditions of each award at the time of grant. However, at least 95% of the awards will vest no earlier than one year after the date of grant, unless accelerated due to death, disability or an involuntary termination of service at or following a change in control.

Adjustments. The Committee will make equitable adjustments in the number and class of securities available for issuance under the 2025 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2025 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Service. Subject to certain exceptions, generally, if a participant ceases to perform services for Mercer Bancorp and its subsidiaries for any reason: (i) a participant will immediately forfeit any restricted stock, RSUs, performance shares and performance share units that were not vested on the date of termination; (ii) all of the participant’s stock options that were exercisable on the date of termination will remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of termination, but in no event after the expiration date of the stock options; and (iii) all of the participant’s stock options that were not exercisable on the date of termination will be forfeited immediately upon termination. In the event of a participant’s termination of service due to death, disability (as defined in the plan), retirement after age 65, for employees, or 72, for directors, or involuntary termination at or following a change in control, the participant or the participant’s beneficiary, as applicable, has up to one year to exercise outstanding stock options, provided that the period does not exceed the stock option award’s original term. Unless the Committee specifies otherwise in the award agreement, the 2025 Equity Plan provides that a participant shall vest in his or her dividends upon termination of the participant’s service due to death, disability, involuntary termination without cause or resignation for “good reason” (as defined in the 2025 Equity Plan) at or following a change in control.

Change in Control. Unless the Committee provides otherwise in the award agreement, any time-based vesting requirement applicable to an award will be deemed satisfied in full in the event that (i) both a change in control occurs and a participant has an involuntary termination of service (including a resignation for good reason) with Mercer Bancorp or (ii) the surviving entity in the change in control does not assume or replace the award with a comparable award issued by the surviving entity. With respect to an award that is subject to one or more performance objectives, unless the Committee specifies otherwise in the award agreement, in the event of a change in control and involuntary termination of service (including a resignation for good reason) or in the event that the surviving entity fails to assume or replace the award with a comparable award issued by the surviving entity, achievement of the performance objective will be deemed achieved at the greater of target or the actual level of performance measured as of the most recent completed fiscal quarter.

Transferability. Generally, awards granted under the 2025 Equity Plan are not transferable prior to death, except in limited circumstances with respect to stock options. Unless otherwise determined by the Committee, stock options, including ISOs, are transferable to certain grantor trusts established by the participant in which the participant is the sole beneficiary or between spouses’ incident to divorce, in the latter case, however, any ISOs so transferred will become NQSOs. In the Committee’s sole discretion, an individual may transfer non-qualified stock options to certain family members or to a trust or partnership established for the benefit of such family member or to a charitable organization, in each case, provided no consideration is paid to the participant in connection with the transfer. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2025 Equity Plan. Any transferee is subject to the terms and conditions of the Plan and applicable award agreement.

Amendment and Termination. The Board of Directors may at any time amend or terminate the 2025 Equity Plan, and the Board of Directors or the Committee may amend any award agreement for any lawful purpose, but no such action may materially adversely affect any rights or obligations with respect to any awards previously granted under the 2025 Equity Plan, except to the extent described herein. The Board of Directors or Committee may amend the 2025 Equity Plan or an outstanding award agreement to conform the plan or award agreement to applicable law (including but not limited to Code Section 409A) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board after adoption of the plan or the grant of the award, which may materially and adversely affect the financial condition or operations of Mercer Bancorp. Neither the Board of Directors nor the Committee can reprice a stock option without prior stockholder approval, except in accordance with the adjustment provisions of the 2025 Equity Plan (as described above). Notwithstanding the foregoing any amendment that would materially (i) increase the benefits available under the Plan, (ii) increase the aggregate number of securities under the Plan, or (iii) materially modify the requirements for participation in the Plan must be approved by Mercer Bancorp’s stockholders.

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Certain Federal Income Tax Consequences

The following is intended only as a summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2025 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary based on individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a restricted stock award if the shares are not subject to a “substantial risk of forfeiture,” which is generally considered to require the performance of substantial future services. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in installments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to that installment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act, also known as the short swing profits rule, the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. Mercer Bancorp generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m) of the Code (“Section 162(m)”), as applicable.

Alternatively, unless prohibited by the Committee, a participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the award was granted, in an amount equal to the fair market value of the shares subject to the award at the time of grant. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon the grant of the award (increased by the amount paid for the shares subject to the award, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant will not be entitled to a deduction with respect to the income recognized because of the election but will be entitled to a capital loss limited to the amount paid for the shares (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares.

Mercer Bancorp will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of settlement in stock or cash the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant (subject to the short swing profits rule) and Mercer Bancorp will be entitled to an income tax deduction for the same amount, subject to the requirements of Section 162(m), as applicable. However, if an RSU is not designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of settlement the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant, and Mercer Bancorp will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to satisfy the requirements of Section 409A, the participant may be subject to income taxes and penalties under Section 409A in the event of a violation of Section 409A.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of a NQSO. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). Mercer Bancorp generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in Mercer Bancorp’s tax year during which the participant recognizes ordinary income, subject to the requirements of Section 162(m).

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Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition. However, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. Mercer Bancorp is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, Mercer Bancorp will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant, subject to the requirements of Section 162(m).

For an option to qualify as an ISO for federal income tax purposes, the grant of the stock option must satisfy various other conditions specified in the Code. In the event a stock option is intended to be an ISO but fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Performance Awards. A participant generally is not taxed upon the grant of restricted stock or restricted stock units granted subject to the satisfaction of performance conditions (such restricted stock or restricted stock units will be referred to herein as “performance shares” or “performance share units”). The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the amount of cash and the fair market value of the shares received upon settlement. The income recognized will be taxable at ordinary income tax rates. Mercer Bancorp generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Code Section 162(m). Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2025 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of Mercer Bancorp. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to Mercer Bancorp for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, shareholders or highly compensated individuals performing services for Mercer Bancorp, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of Mercer Bancorp, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from Mercer Bancorp for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or acceleration occur with respect to awards granted under the 2025 Equity Plan, certain amounts in connection with such awards may constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Compensation of Covered Employees. The ability of Mercer Bancorp (or, if applicable, the ability of one of its subsidiaries) to obtain a deduction for amounts paid under the 2025 Equity Plan could be limited by Code Section 162(m). Code Section 162(m) limits Mercer Bancorp’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” in excess of $1,000,000. “Covered employees” for a fiscal year include any person who served as CEO or CFO of a company at any time during that fiscal year, the three other most highly compensated company executive officers for that fiscal year (whether or not employed on the last day of that fiscal year) and any other person who was a covered employee in a previous taxable year. Any awards that Mercer Bancorp grants pursuant to the 2025 Equity Plan to covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation. While the Committee intends to consider the deductibility of compensation when making equity awards, it is only one factor it considers. Because of the elimination of the performance-based compensation exemption, the Committee expects that a portion of the compensation paid to covered employees in the form of equity grants under the 2025 Equity Plan may not be deductible by Mercer Bancorp.

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New 2025 Equity Plan Benefits

Except as disclosed above with respect to the self-executing grants to non-employee directors on approval of the 2025 Equity Incentive Plan, any future awards to executive officers, non-employee directors, employees and service providers of Mercer Bancorp under the 2025 Equity Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2025 Equity Plan are not determinable at this time, and Mercer Bancorp has not included a table that reflects such future awards.

Recommendation

The Board of Directors recommends a vote “FOR” the approval of the Mercer Bancorp, Inc. 2025 Equity Incentive Plan.

PROPOSAL III—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Mercer Bancorp has approved the engagement of S.R. Snodgrass, P.C. (“Snodgrass”) to be our independent registered public accounting firm for the year ending September 30, 2025, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Snodgrass for the year ending September 30, 2025. A representative of Snodgrass is expected to attend the Annual Meeting and may respond to appropriate questions and make a statement if they desire to do so.

Even if the engagement of Snodgrass is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Mercer Bancorp and its stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the year ending September 30, 2025.

On January 17, 2023, Mercer Savings Bank dismissed its previous independent auditor, Dixon, Davis, Bagent & Company (“Dixon Davis”), and engaged Snodgrass as its independent auditor. This change in auditors was approved by Mercer Savings Bank’s Board of Directors in connection with Mercer Savings Bank’s determination to proceed with its mutual-to-stock conversion and stock offering in 2023. Snodgrass was engaged to audit the financial statements of Mercer Savings Bank for the years ended September 30, 2022 and 2021 according to auditing standards of the Public Company Accounting Oversight Board.

Before the engagement of Snodgrass, Mercer Savings Bank did not consult with Snodgrass regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by Snodgrass on Mercer Savings Bank’s financial statements, and Snodgrass did not provide any written or oral advice that was an important factor considered by Mercer Savings Bank in reaching a decision as to any such accounting, auditing or financial reporting issue, and Mercer Savings Bank did not consult with Snodgrass regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

The report of Dixon Davis on its audit of the financial statements of Mercer Savings Bank for the year ended September 30, 2022 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audit of the financial statements of Mercer Savings Bank for the year ended September 30, 2022, and during the interim period ended January 17, 2023, there were no disagreements with Dixon Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dixon Davis, would have caused them to make reference thereto in their reports, and there have been no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

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Set forth below is certain information concerning aggregate fees billed for professional services rendered by Snodgrass for the year ended September 30, 2024.

	Year Ended	Year Ended
	September 30, 2024	September 30, 2023
Audit Fees	$128,545	$337,754
Audit-Related Fees	$—	$—
Tax Fees	$11,206	$15,800
All Other Fees	$—	$—

Audit Fees. Snodgrass billed us a total of $128,545 and $337,754 for 2024 and 2023, respectively, for professional services for the audit of our annual consolidated financial statements and statutory and regulatory filing requirements for limited review of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission, including out-of-pocket expenses. 2023 audit fees also included initial public offering-related fees and expenses.

Audit-Related Fees. There were no audit-related fees billed by Snodgrass during the years ended September 30, 2024 and 2023.

Tax Fees. Tax fees include fees billed for tax compliance services during the years ended September 30, 2024 and 2023. 2023 tax fees also included fees for a state tax opinion delivered by Snodgrass in connection with our mutual-to-stock conversion and initial public offering.

All Other Fees. There were no other fees billed by Snodgrass during the years ended September 30, 2024 and 2023.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services, is compatible with maintaining the independence of Snodgrass. The Audit Committee concluded that performing such services does not affect the independence of Snodgrass in performing its function as our independent registered public accounting firm.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2026 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Mercer Bancorp’s executive office, 1100 Irmscher Blvd, Celina, Ohio 45822, no later than September 24, 2025. However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the 2025 Annual Meeting, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Under SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Mercer Bancorp’s Annual Meeting of Stockholders to be held in 2026 must give Mercer Bancorp notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s Annual Meeting. This deadline is December 27, 2025.

In addition to the requirement set forth under SEC Rule 14a-19, our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an Annual Meeting of Stockholders. In order for a stockholder of record to properly bring business before an Annual Meeting, or to nominate a person for election to the Board of Directors, our Corporate Secretary must receive written notice not earlier than the 100th day nor later than the 90th day prior to the anniversary date of the prior year’s Annual Meeting; provided, however, that in the event the date of the Annual Meeting is advanced more than 30 days prior to the anniversary of the preceding year’s Annual Meeting, then, to be timely, notice by the stockholder must be received no earlier than the day on which public disclosure of the Annual Meeting date is first made and no later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made.

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A notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and address of such stockholder as they appear on the our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

A notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; (v) whether such stockholder intends to solicit proxies in support of director nominees other than Mercer Bancorp’s nominees in accordance with the Exchange Act and the rules and regulations promulgated thereunder; and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2026 Annual Meeting of Stockholders is currently expected to be held on February 17, 2026. Advance written notice for certain business proposals or nominations to the Board of Directors to be brought before the next Annual Meeting must be given to us no earlier than November 17, 2025 and no later than November 27, 2025. If notice is received before November 17, 2025 or after November 27, 2025, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

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MISCELLANEOUS

A COPY OF MERCER BANCORP’S ANNUAL REPORT FOR THE YEAR ENDED SEPTEMBER 30, 2024 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 1100 IRMSCHER BLVD, CELINA, OHIO 45822 OR BY CALLING (419) 586-5158.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Mercer Bancorp’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2024 Annual Report are each available on the Internet at https://annualgeneralmeetings.com/msbb2025.

By Order of the Board of Directors

Jose W. Faller
Corporate Secretary

Celina, Ohio

January 22, 2025

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Appendix A

MERCER BANCORP, INC.

2025 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1      Purpose, Effective Date and Term.  The purpose of this Mercer Bancorp, Inc. 2025 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Mercer Bancorp, Inc. (the “Company”), and its Subsidiaries, including Mercer Savings Bank (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements.  The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2      Administration.  The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3      Participation.  Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4      Definitions.  Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1      General.  Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award and as evidenced in an Award Agreement.  Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)      Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an Employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)      Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c)    Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, cash, or a combination thereof.

(d)    Performance Awards. A Performance Award means an Award granted under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award.”

Section 2.2      Stock Options.

(a)      Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Award; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to exercisability or vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.  Stock Options may be granted as Performance Awards.

(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of or service provider to an acquired entity.  The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)     Prohibition of Cash Buy-Outs of Underwater Stock Options.      Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without stockholder approval.

(d)     Prohibition Against Repricing.      Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to (i) make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, (ii) cancel a Stock Option when the Exercise Price per share exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (iii) take any other action with respect to a Stock Option that would be treated as a repricing under the rules and regulations of the principal U.S. Exchange on which the shares of Stock are listed.

(e)     Prohibition on Paying Dividends. No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

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Section 2.3        Restricted Stock Awards.

(a)       Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b)       Terms and Conditions.      Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)        Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent his or her underlying Restricted Stock Awards are forfeited.

(ii)       Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iii)      Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4       Restricted Stock Units.

(a)       Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i)  the number of Restricted Stock Units covered by the Award; (ii)  the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv)  such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe.

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(b)       Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)        A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the Participant on the date of grant. The Committee may impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market on which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units.  The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.

(ii)      Restricted Stock Units may be granted as Performance Awards.

(iii)     Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)      A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(v)       No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5        Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or an Involuntary Termination in connection with a Change in Control as set forth in Article IV.

Section 2.6        Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.  Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than two and one-half months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

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Section 2.7        Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)        Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and may be exercised only for a period of three (3) months following termination and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b)        In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and Restricted Stock Units that have not vested, shall expire and be forfeited.

(c)        Upon Termination of Service on account of Disability or death, all Stock Options shall be fully exercisable, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Upon Termination of Service for reasons of death or Disability, any Awards that vest based on the achievement of performance targets shall vest based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service.  In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited.

(d)        Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)        Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

Section 2.8        Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) the Termination of Service with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

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ARTICLE 3 - Shares Subject to Plan

Section 3.1       Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held in treasury or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2       Share Limitations.

(a)       Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 143,215 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 102,297 shares of Stock, which represents 10.0% of the number of shares sold and issued in connection with the mutual-to-stock conversion of Mercer Savings Bank and the related stock issuance of the Company (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 40,918 shares of Stock, which represents 4.0% of the number of shares issued in connection with the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)       Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant of Awards shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon the exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or shares of Stock that have vested prior to the return of shares to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.3        Limitations on Grants to Employees and Directors.

(a)       Award Limitations. No individual Employee shall receive Awards representing more than twenty-five percent (25%) of the Stock available for issuance under the Plan. Non-Employee Directors (i.e., directors who are not also Employees of the Company or any Subsidiary) shall not receive, individually, Awards representing more than five percent (5%) of the Stock available for issuance under the Plan, and in the aggregate, shall not receive more than thirty percent (30%) of the Stock available for issuance as Awards under the Plan.

(b)        Initial Grant to Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company on the Effective Date (i.e., the date of the 2025 Company annual stockholder meeting at which stockholders approve the Plan (“2025 Annual Meeting”) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(i)        Stock Options – Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company immediately following the 2025 Annual Meeting, shall receive, on the day immediately following the Effective Date, a grant of 5,114 Stock Options. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(ii)       Restricted Stock Awards – Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company immediately following the 2025 Annual Meeting shall receive, on the day immediately following the Effective Date, a grant of 2,045 shares of Restricted Stock. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

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(c)        Awards Subject to Adjustment. The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4        Corporate Transactions.

(a)       General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the Participant immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)      Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the definitive agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger.  The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquiror stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5        Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)       Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

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(b)       Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1        Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a)       Upon an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination at or following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b)       Upon an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested immediately.

(c)       Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

(d)       Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall fully vest immediately in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

Section 4.2        Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)       any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)       the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)       a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

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(d)       a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror and the tender offer is consummated.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1        Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Independent Board Members. If the Committee consists of fewer than two (2) Independent Board Members, then the Board of Directors shall appoint to the Committee such additional Independent Board Members as shall be necessary to provide for a Committee consisting of at least two (2) Independent Board Members. Any members of the Committee who do not qualify as Independent Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, or has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2        Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)       The Committee has the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.  Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.

(b)       The Committee has the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

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(c)       The Committee has the authority to define terms not otherwise defined herein.

(d)       In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(e)       The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the blackout period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3        Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company is listed or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Independent Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4        Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5        Committee Action.  The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same on its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1        General.  The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6,  Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to a Participant under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

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Section 6.2        Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2  to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1       No Implied Rights.

(a)       No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)       No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)       No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2       Transferability.  Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

A beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, in its discretion, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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Section 7.3        Designation of Beneficiaries.  A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend the designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of the beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4        Non-Exclusivity.  Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5        Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6        Form and Time of Elections; Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7       Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8        Tax Withholding.

(a)       Payment by Participant.      Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company's obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b)       Payment in Stock.      The Committee may require or permit the Company's tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

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Section 7.9        Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.10      Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11      Indemnification.  Except as provided in the last sentence of this Section 7.11, to the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses. Notwithstanding anything to the contrary in this Plan, the foregoing right to indemnification shall not apply to any compensation that an Employee is required to repay the Company pursuant to the terms of a Company clawback policy.

Section 7.12      No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13      Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in Mercer County, Ohio shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

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Section 7.14      Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15      Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16      Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17      Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18      Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19      Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20      Awards Subject to Company Clawback Policies and Restrictions.

(a)       Clawback Policies. Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, including the Company’s current clawback policy, and pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

(b)        Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

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(c)        Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging, as may be in effect from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1        In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

“Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of (i) Participant’s conviction (including conviction on a nolo contendere plea) of a felony or of any lesser criminal offense involving moral turpitude, fraud or dishonesty; (ii) the willful commission by Participant of a criminal or other act that, in the reasonable judgment of the Board of Directors will likely cause substantial economic damage to the Company or the Bank or substantial injury to the business reputation of the Company or Bank; (iii) the commission by Participant of an act of fraud in the performance of his duties on behalf of the Company or the Bank; (iv) Participant’s material violation of the Bank’s code of ethics; (v) the continuing willful failure of Participant to perform his employment duties to the Company or Bank after thirty (30) days’ written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Participant by the Board of Directors; (vi) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of Participant’s employment by the Company or the Bank.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Director” means a member of the Board of Directors or of the board of directors of a Subsidiary.

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“Disability” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

“Good Reason” A termination of employment by an Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)        a material reduction in Participant’s base salary or base compensation;

(ii)       a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;

(iii)      a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date immediately prior to a Change in Control.

Notwithstanding the foregoing, in the event a Participant is a party to an Award Agreement, employment, change in control or other severance agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition. In the event an Award is subject to Code Section 409A, the term “Good Reason” shall be defined in accordance with Code Section 409A.

Further, the Participant must give written notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition within 60 days of becoming aware (or should have become aware) of the applicable facts and circumstances, the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition, and the Participant must terminate employment within 30 days after expiration of the opportunity to cure. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

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“Holding Period” has the meaning ascribed to it in Section 2.8.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Incumbent Directors” means:

(1)      the individuals who, on the date hereof, constitute the Board; and

(2)      any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

“Independent Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Independent Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) designated as a Non-Qualified Option, (ii) granted to a Participant who is not an Employee, or (iii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Code Section 422.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

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Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; adjusted earnings, capital; increase in revenue; total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (i) extraordinary, unusual, infrequently occurring and/or nonrecurring events or items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.   Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.1(b).

“Restricted Stock Unit” has the meaning ascribed to it in Section 2.1(c).

“Retirement” means, unless otherwise provided in an Award Agreement, termination of employment after attainment of age 65 (other than termination for Cause) or discontinuance of Service as a Director following attainment of age 72.  An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means service as an Employee, non-employee Director, or service provider of the Company or a Subsidiary, as the case may be, and includes service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as an Employee or Director (except as otherwise provided in the Award Agreement).

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“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Section 2.1(a).

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, also means any partnership or joint venture in which the Company and/or any other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of (including a director emeritus or advisory director), or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(1)      The Participant’s cessation of Service as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2)      The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3)      If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(4)      Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

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(5)      With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

“Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board of Directors at the time the relevant action or matter is presented to the Board of Directors for approval.

Section 8.2      In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)      Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)      References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)      In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)      References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)      Indications of time of day mean Eastern time;

(f)      The word “including” means “including, but not limited to”;

(g)      All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)      All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)      The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)      Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)      All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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MERCER BANCORP, INC. Annual Meeting of Stockholders February 25, 2025 1:30 PM This proxy is solicited by the Board of Directors The stockholder hereby appoints Jose W. Faller, David L Keiser and Barry Parmiter, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Mercer Bancorp, Inc. (the “Company”) that the stockholder is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at 1:30 PM, Eastern time, on February 25, 2025 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. AT THE PRESENT TIME, THE BOARD OF DIRECTORS OF THE COMPANY KNOWS OF NO OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF. The Board of Directors of Mercer Bancorp, Inc. recommends a vote FOR each of the nominees and FOR proposals 2 and 3 listed below. 1. To elect as director, to serve for a term of three years or until their successor shall have been elected and qualified. FOR WITHHOLD 01. Michael J. Boley □ □ 02. Kristin M. Fee □ □ 2. To approve the Mercer Bancorp, Inc. 2025 Equity Incentive Plan. □ FOR □ AGAINST □ ABSTAIN 3. To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. □ FOR □ AGAINST □ ABSTAIN Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Signature ____________________________________________ Signature (Co-owner) __________________________________ Dated: ____________________,2025 □ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below. ____________________________________________________________________________________________________ ____________________________________________________________________________________________________ □ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future. EMAIL ADDRESS: ________________________________________________________________________________ If you vote by Internet, you do NOT need to mail back your proxy card YOUR VOTE IS IMPORTANT Voting Instructions are on Reverse.

Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to https://annualgeneralmeetings.com/msbb2025 Enter your control number (12 digit number located below) Via Mail: Pacific Stock Transfer Company Proxy Department 6725 Via Austi Parkway, Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern time, on February 24, 2025. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

MERCER BANCORP, INC. Annual Meeting of Stockholders February 25, 2025 1:30 PM This vote authorization form is solicited on behalf of the ESOP trustee The undersigned, a participant in the Mercer Savings Bank Employee Stock Ownership Plan (the “ESOP”), hereby directs First Trust of MidAmerica (the “ESOP Trustee”) to vote the shares of Company common stock that have been allocated to the undersigned’s ESOP account, for which the undersigned is entitled to direct the ESOP Trustee to vote at the 2025 Annual Meeting of Stockholders of Mercer Bancorp, Inc. (the “Company”), to be held at Mercer Savings Bank’s office at 1100 Irmscher Blvd, Celina, Ohio on Tuesday, February 25, 2025, at 1:30 p.m., local time (the “Meeting”), or at any adjournment thereof, as indicated below. Please submit your ESOP vote authorization form no later than 11:59 p.m., Eastern time, on Tuesday, February 18, 2025. If this form is not returned in a timely manner, the shares of common stock allocated to your ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has timely received voting instructions from all participants to vote on the proposals, subject to the ESOP Trustee’s determination that the vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the Board of Directors of the Company knows of no other business to be brought before the Meeting. THIS ESOP VOTE AUTHORIZATION FORM, WHEN PROPERLY EXECUTED, WILL DIRECT THE ESOP TRUSTEE TO VOTE THE SHARES ALLOCATED TO YOUR ACCOUNT TO BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED BY THE ESOP TRUSTEE IN FAVOR OF ELECTING THE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The Board of Directors of Mercer Bancorp, Inc. recommends a vote FOR the nominees and FOR proposals 2 and 3 listed below. 1. To elect as director, to serve for a term of three years or until their successor shall have been elected and qualified. FOR WITHHOLD 01. Michael J. Boley □ □ 02. Kristin M. Fee □ □ 2. To approve the Mercer Bancorp, Inc. 2025 Equity Incentive Plan. □ FOR □ AGAINST □ ABSTAIN 3. To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. □ FOR □ AGAINST □ ABSTAIN Please date this ESOP vote authorization form and sign your name exactly as it appears hereon. Signature: ______________________________________ Dated: ____________________,2025 YOUR VOTE IS IMPORTANT Voting Instructions are on Reverse.

Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to https://annualgeneralmeetings.com/msbb2025 Enter your control number (12 digit number located below) Via Mail: Pacific Stock Transfer Company Proxy Department 6725 Via Austi Parkway, Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern time, on February 18, 2025. Your Internet vote authorizes the ESOP Trustee to vote in the same manner as if you marked, signed and returned your ESOP vote authorization form.